                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 2 ON

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 1, 2004
                                                         ---------------

                             THE QUIGLEY CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

       Nevada                         0-21617                  23-2577138
       ------                         -------                  ----------
(State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)           File Number)             Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
   ---------------------------------------------------------------------------
    (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (215) 345-0919
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

            This  Amendment  No. 2 amends the Current  Report on Form 8-K of The
Quigley  Corporation  (the  "Company")  filed with the  Securities  and Exchange
Commission (the "SEC") on October 7, 2004, as amended by Amendment No. 1 on Form
8-K/A filed with the SEC on December 17, 2004 (the  "October  8-K"),  related to the closing of the Company's  acquisition of substantially  all of the assets of
JoEl,  Inc.  This Form 8-K/A  amends  the  October  8-K to update the  financial statements  required  by Items  9.01(a)  and  9.01(b) of Form 8-K and to include exhibits under Item 9.01(c) of Form 8-K. The information  previously reported in the October 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial Statements of Businesses Acquired.

             The  Independent   Auditor's  Report  is  hereby   incorporated  by
             reference to Exhibit 99.1 hereto.

             The audited balance sheet of JoEl, Inc. as of December 31, 2003 and the statement of  operations  and retained  earnings,  statement of comprehensive  income and statement of cash flows of JoEl, Inc. for the fiscal year ended  December  31,  2003,  and the notes  related thereto,  are hereby  incorporated  by  reference  to Exhibit  99.2 hereto.

             The  unaudited  balance  sheet  as of  September  30,  2004 and the audited balance sheet as of December 31, 2003 of JoEl, Inc. and the unaudited  statements of  operations,  statements of  comprehensive income and  statements  of cash  flows for the nine  month  periods ended  September  30, 2004 and  September  30, 2003,  and the notes related  thereto,  are hereby  incorporated by reference to Exhibit
             99.3 hereto.

     (b)     Pro Forma Financial Information.

             The following  information  is attached  hereto as Exhibit 99.4 and incorporated herein by reference:

             (i)    Unaudited Pro Forma Condensed Combined  Consolidated Balance
                    Sheet as of September 30, 2004.

             (ii)   Unaudited   Pro  Forma   Condensed   Combined   Consolidated
                    Statements  of  Operations  for the year ended  December 31,
                    2003 and the nine months ended September 30, 2004.

             (iii)  Notes  to  the  Unaudited  Pro  Forma   Condensed   Combined
                    Consolidated Financial Statements.

     (c)    Exhibits.

            Exhibit No.       Description
            -----------       -----------

            23.1              Consent  of  McKonly  & Asbury,  LLP,  independent
                              auditors.

            99.1              Independent Auditor's Report.

            99.2              The  audited  balance  sheet of JoEl,  Inc.  as of
                              December 31, 2003 and the  statement of operations
                              and retained earnings,  statement of comprehensive
                              income and  statement of cash flows of JoEl,  Inc.
                              for the fiscal year ended  December 31, 2003,  and
                              the notes related thereto.

            99.3              The  unaudited  balance  sheet as of September 30,
                              2004 and the audited  balance sheet as of December
                              31,  2003  of  JoEl,   Inc.   and  the   unaudited
                              statements    of    operations,    statements   of
                              comprehensive  income and statements of cash flows
                              for the nine month  periods  ended  September  30,
                              2004 and September 30, 2003, and the notes related
                              thereto.

            99.4              Unaudited    Pro    Forma    Condensed    Combined
                              Consolidated  Financial  Statements  and the notes
                              related thereto.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE QUIGLEY CORPORATION
                                                 (Registrant)

Date: March 31, 2005
                                           By:    /s/ George J. Longo
                                                  -----------------------------
                                           Name:  George J. Longo
                                           Title: Vice President and Chief
                                                  Financial Officer

                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

23.1                   Consent of McKonly & Asbury, LLP, independent auditors.

99.1                   Independent Auditor's Report.

99.2                   The audited  balance  sheet of JoEl,  Inc. as of December
                       31, 2003 and the  statement  of  operations  and retained
                       earnings, statement of comprehensive income and statement
                       of cash flows of JoEl,  Inc.  for the  fiscal  year ended
                       December 31, 2003, and the notes related thereto.

99.3                   The unaudited  balance sheet as of September 30, 2004 and
                       the  audited  balance  sheet as of  December  31, 2003 of
                       JoEl,  Inc. and the unaudited  statements of  operations,
                       statements of comprehensive income and statements of cash
                       flows for the nine month periods ended September 30, 2004
                       and September 30, 2003, and the notes related thereto.

99.4                   Unaudited  Pro  Forma  Condensed  Combined   Consolidated
                       Financial Statements and the notes related thereto.